Important Information about the Exchange Offer

This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any security. An exchange offer will only be made by means of a prospectus, a letter of transmittal and other offer documents, as described below.

In connection with the commencement of the exchange offer by YRC Worldwide Inc. (the “Company”), the Company has filed with the SEC a registration statement on Form S-4 (which contains a preliminary prospectus), a tender offer statement on Schedule TO and other related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the preliminary prospectus, the tender offer statement and the other related documents and materials filed with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto because they will contain important information about the Company, the exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

The registration statement contains a preliminary prospectus and related transmittal materials that are being delivered to holders of the Company’s convertible notes. Investors and security holders may obtain a free copy of the registration statement, preliminary prospectus and transmittal materials, as well as other documents filed by the Company with the SEC, at the SEC’s website, www.sec.gov. Prior to the completion of the exchange offer, the registration statement must become effective under the securities laws, and after effectiveness, the Company will file with the SEC the final prospectus. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Free copies of the Company’s filings with the SEC have been made available on the Company’s website, www.yrcw.com, or may be obtained by making a request to YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, (913) 696-6100, Attention: Dan Churay, Executive Vice President, General Counsel and Secretary.

YRC Worldwide®

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Tim Wicks President & Chief Operating Officer Investor Presentation Tim Wicks President & Chief Operating Officer Investor Presentation November 11, 2009 Exhibit 99.1

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IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER
IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER
•
IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER
•
This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any security.  An exchange offer will only be made by means of a prospectus, a letter of transmittal and other offer documents, as described below.
•
In connection with the commencement of the exchange offer by YRC Worldwide Inc., the company filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (which contains a preliminary prospectus), a tender offer statement on Schedule TO and other related documents and materials.
Investors and security holders are strongly urged to carefully review the registration statement, the preliminary prospectus, the tender offer statement and the other related documents and materials filed with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto because they will contain important information about the company, the exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.
•
The registration statement contains a preliminary prospectus and related transmittal materials that are being delivered today to holders of the convertible notes.  Investors and security holders may obtain a free copy of the registration statement, preliminary prospectus and transmittal materials, as well as other documents filed by the company with the SEC, at the SEC’s website, www.sec.gov.  Prior to the completion of the exchange offer, the registration statement must become effective under the securities laws, and after effectiveness, the company will file with the SEC the final prospectus. Investors and security holders are strongly urged to carefully review the final prospectus when it is available.  Free copies of the company’s filings with the SEC have been made available on the company’s website, www.yrcw.com, or may be obtained by making a request to YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, (913) 696-6100, Attention: Dan
Churay, Executive Vice President, General Counsel and Secretary.

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Discussion Topics
Discussion Topics
Comprehensive Plan / Key Stakeholders
Liquidity Programs
Bank Amendment and ABS Renewal
Note Exchange
Operating Environment
Labor Contract
Cost Reductions/Performance Initiatives
Sequential Operating Improvement
Legislation
Proving the Critics Wrong

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Comprehensive Plan / Key Stakeholders
Comprehensive Plan / Key Stakeholders
Start with balance sheet liquidity, moving to operating liquidity
Restore financial strength
Position company for future success
Key stakeholders – with the support of key stakeholders, we’ve consistently proven critics wrong by executing our comprehensive plan.
Customers
Lending group
Pension funds
Union and non-union employee owners
Note holders
Equity holders
State self-insurance agencies

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Liquidity Programs
Liquidity Programs
Excess Property Sales
$105 million through Q3; $125 million 2009
Sale/Leasebacks
$305 million through Q3; $350 million 2009
2010 transactions will be done on opportunistic basis
Pension Deferral Program
$165 million at September 2009, net of $15 million in asset sales
Represents debt obligations prior to labor contract changes
Repayment deferred, post note exchange

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Bank Amendment and ABS Renewal
Bank Amendment and ABS Renewal
Credit Facility Amendment
100% approval by all 18 lenders
Facility remains at $950 million through 2012
Upon note exchange, the lenders will defer interest & fees through at least the end of 2010; $20 million per quarter
Access to $106 million reserve
No EBITDA covenant in 4Q09 or 1Q10; remaining quarters reset
ABS Amendment and Renewal
Support by all four lenders; linked to note exchange
Renewed early; extended to October 2010
$400 million facility
Most of the interest & fees will be deferred; $5 million per quarter
$10 million fee deferred until October 2010

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Note Exchange
Note Exchange
Address upcoming maturities
Reduce debt and improve capital structure
Potential to improve credit rating, post exchange
Reduction in letters of credit to support work comp programs
Resulting improvement in liquidity
Outstanding notes
Total par: $536.8 million
USF notes: $150 million, due April 2010
5 % Contingent Convertibles: $236.8 million, put rights August 2010
3 3/8 % Contingent Convertibles: $150 million, put rights 2012
S-4 filed

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Operating Environment
Operating Environment
Economy Remains Challenging
Stabilized, no sustained positive momentum
No expectation of near-term growth
Believe we have seen the bottom
Volume Trends
Stabilized since first quarter
Relatively small variations, beyond seasonal movements, in month-over-
month sequential changes to volumes
Allows us to size the networks appropriately
Financial noise
Competitive Pricing Environment

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Labor Contract
Labor Contract
Ratification of labor contract changes during the third quarter
Additional 5% wage reduction, aggregate 15%, in August and September
Pension contribution cessation for 18 months, contributions resume in 2011
No repayment is required for pension contribution cessation
Q3 reflects most but not all of the benefit from the labor contract changes
$82 million benefit was realized ($13 million wage)
Certain benefits were not fully reflected in quarterly results
$22 million in expense prior to ratifications during the quarter ($8 million wage)
$13 million in expense for non-ratified units ($9 million wage)
Total  of above $35 million ($17 million wage)
Teamster options
20% on a fully diluted basis, post note exchange

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Cost Reductions/Performance Initiatives
Cost Reductions/Performance Initiatives
Functional Organization Structure
Streamlines and speeds decision making; improves efficiencies
2011 Cost Reduction Goal of $200 million
Benefits expected  to begin Q4 2009
Expect to be at $150 million annual run rate by end of 2009
Expect to be at the $200 million run rate by mid 2010, well ahead of goal
Cost Reduction Target Areas
SG&A reductions
Safety improvements
Operational improvements
Business Performance Objectives: Must balance competing  priorities successfully
Operations: reduce cost per shipment while improving service
Sales: maximize revenue, improve mix while optimizing yields
Finance: enhance liquidity, remove financial overhang

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Sequential Operating Improvement
Sequential Operating Improvement
Q3 operating results improved as compared to Q2
Operating Income adjusted to exclude net gain
on disposals  improved $172 million
Operating Cash Flow improved $77 million
YRC National
Labor contract changes
Network resizing & stabilization
YRC Regional
Holland led turnaround
Q1:  Eliminated network overlap with New
Penn in the northeast
Q2 :  Reduced number of terminals in
Holland network
Increased sales focus on next-day
business
Operational improvements
Velocity centers create density
Improved lane balance
YRC Logistics
Pricing discipline and cost management
Operating Income, adjusted *
(Dollars in millions)
Amounts shown above for National, Regional and Logistics
represent the sequential improvement comparing Q3 to Q2.
108
48
14
(301)
-
-
-
(129)
Q2 OI, adj National Regional Logistics Q3 OI, adj
* Operating income adjusted to exclude net gain on disposals is a non-GAAP measure.  These amounts are used for internal management purposes only and should not be construed as a better measurement than operating income, as defined by generally accepted accounting principles, which for the third quarter
2009 and second quarter 2009 included $11 million and $1 million, respectively, of net gain on property disposals.

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Pension Reform
We remain interested in discussing the treatment of “orphans”
We currently fund the pension obligations for thousands of participants who never worked for YRCW
Bi-partisan legislation introduced
• The Preserve Benefits and Jobs Act of 2009, sponsored by Rep. Earl Pomeroy
(D-ND) and Rep. Pat Tiberi (R-OH)
•
NOL Five-year
Carryback
2008 or 2009
Evaluation underway
Legislation
Legislation

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Comprehensive plan milestones accomplished that critics said would not happen
Lenders adjust covenants in credit agreements
Lenders agree to ‘self-help’ sale and leaseback real estate program
Company successfully executes on excess real estate sales and sale leaseback program in a depressed market
Integration of Yellow and Roadway networks completed
Union employees ratify labor contract changes, twice; receive ownership stake
Banks give up their collateral to pension plans who agree to defer contributions
Pension contributions ceased for 18 months with labor contract changes
Lenders agree to provide new liquidity and to defer payment of interest and fees, post note exchange
People Said We Couldn’t Do It!
People Said We Couldn’t Do It!

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Upcoming milestones that will raise critics comments
Successful completion of note exchange
Improvement in credit rating, post note exchange
Further improvement in operating results, creating operating liquidity
Market share recovery
Pension reform
As a result of successfully executing our comprehensive plan, we expect to be well positioned when the economy recovers
Proving the Critics Wrong
Proving the Critics Wrong

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Forward-Looking Statements
Forward-Looking Statements
•
Forward-Looking Statements
•
This presentation contains forward-looking statements. The words “believe,” “will,” “expect,” “anticipate” and similar expressions are intended to identify forward-looking statements.  It is important to note that any exchange will be subject to a number of significant conditions, including, among other things, that holders of a specific percentage of the outstanding notes participate in the exchange offer. We cannot provide you with any assurances that such conditions to the exchange offer will be satisfied.  In addition, even if an exchange offer is completed, the company’s future results could differ materially from any results projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the SEC, including the company’s Annual Report on Form 10-K for the year ended December 31, 2008.
•
The company’s expectations regarding future asset dispositions and sale and financing leasebacks of real estate are only its expectations regarding these matters.  Actual dispositions and sale and financing leasebacks will be determined by the availability of capital and willing buyers and counterparties in the market and the outcome of discussions to enter into and close any such transactions on negotiated terms and conditions, including (without limitation) usual and ordinary closing conditions such as favorable title reports or opinions and favorable environmental assessments of specific properties.
•
The company’s expectations regarding deferred interest and fees are only its expectations regarding the deferred amounts.  Actual deferred interest and fees could differ based on a number of factors, including (among others) the company’s expected borrowings under the Credit Agreement and the ABS Facility, which is affected by revenue and profitability results and the factors that affect revenue and profitability results (including the risk factors that are from time to time included in the company’s reports filed with the
SEC, including the company’s annual report on Form 10-K for the year ended December 31, 2008).
•
The company's expectations regarding its credit rating following an exchange offer are only its expectations regarding this matter. The company's actual credit ratings are determined by rating agencies, which we do not control.
•
The company’s expectations regarding the impact of, and the service and operational improvements and collateral and cost reductions due to, the integration of Yellow
Transportation and Roadway, improved safety performance, right-sizing the network, consolidation of support functions, and the timing of achieving the improvements and cost reductions could differ materially from actual improvements and cost reductions based on a number of factors, including (among others) the factors identified in the first paragraph under “Forward-Looking Statements” above, the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans and programs, the company’s ability to successfully reduce collateral requirements for its insurance programs, which in turn is dependent upon the company’s safety performance, ability to reduce the cost of claims through claims management and the requirements of state workers compensation agencies and insurers for collateral for self insured portions of workers compensation programs, the need to spend additional capital to implement cost reduction opportunities, including (without limitation)
to terminate, amend or renegotiate prior contractual commitments, the accuracy of the company’s estimates of its spending requirements, changes in the company’s strategic direction, the need to replace any unanticipated losses in capital assets, approval of the affected unionized employees of changes needed to complete the integration under the company’s union agreements, the readiness of employees to utilize new combined processes, the effectiveness of deploying existing technology necessary to facilitate the combination of processes, the ability of the company to receive expected price for its services from the combined network and customer acceptance of those services.
•
The company’s expectations regarding additional ratifications by teamster employees of the union wage reductions and the cost reductions resulting from the ratifications are only its expectations regarding these matters.  Whether the company is able to obtain these cost reductions is dependant upon the company reaching agreement with the remaining bargaining units that have not yet ratified the wage reductions and on the actual number of employees working, which, in turn, is dependent on business volumes and needs.